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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2000

                        COMMISSION FILE NUMBER 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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                DELAWARE                                         86-0708398
   (State or  other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

     6820 ACADEMY PARKWAY EAST, NE
        ALBUQUERQUE, NEW MEXICO                                    87109
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code:
                                 (505) 342-1100

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                          LIGTHPATH TECHNOLOGIES, INC.
                                    FORM 8-K


ITEM 5. OTHER EVENTS.

     On May 9, 2000,  the  registrant  issued the press release filed as Exhibit
99.1 hereto and incorporated herein by reference, announcing that it intended to call for redemption its outstanding Class B Warrants. On May 15, 2000, the registrant distributed to the registered holders of its Class B Warrants the Notice of Redemption and Transmittal Letter filed as Exhibit 99.2 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit     Description
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      99.1       Press release issued May 9, 2000
      99.2       Notice of Redemption and Transmittal Letter distributed to the registered holders of Class B Warrants

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                        LIGHTPATH TECHNOLOGIES, INC.



Date: May 15, 2000                      By: /s/ Donna Bogue
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                                            Donna Bogue
                                            Vice President of Finance
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                                  EXHIBIT INDEX


Exhibit   Description
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99.1      Press release issued May 9, 2000
99.2      Notice of Redemption and Transmittal Letter to Class B Warrant holders